EARNINGS OR LOSS PER SHARE (Tables)	12 Months Ended
Dec. 31, 2024
Earnings per share [abstract]
Disclosure of detailed information of earnings per share [Table Text Block]
	Year Ended December 31,
	2024	2023
Net loss for the year	($101,885)	($135,112)

Weighted average number of shares on issue - basic	295,544,681	282,331,106
Weighted average number of shares on issue - diluted(1)	295,544,681	282,331,106

Loss per share - basic and diluted	($0.34)	($0.48)

(1) For the year ended December 31, 2024, diluted weighted average number of shares excluded 6,680,915 (2023 - 6,984,369) options, 5,000,000 (2023 - 5,000,000) warrants, 2,272,568 restricted and performance share units (2023 - 1,556,458) and 13,888,895 common shares issuable under the 2021 convertible debentures (2023 - 13,888,895) (Note 21(a)) that were anti-dilutive.